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                                  EXHIBIT 10.93

                              AMENDED AND RESTATED
                          SECURITY AND PLEDGE AGREEMENT

     AGREEMENT, made this 2nd day of April 2003, effective the 2nd day of January 2003, by and between THE MAJOR AUTOMOTIVE COMPANIES, INC. (F/K/A FIDELITY HOLDINGS, INC.), a Nevada corporation, having an office at 43-40 Northern Boulevard, Long Island City, New York 11101 (the "Company") and M&K EQUITIES LTD., a New York corporation, having an address at 130 Crossways Park Drive, Woodbury, New York 11797 ("M&K").

                              W I T N E S S E T H :

     WHEREAS, the Company has issued to M&K a certain amended and restated note of even date herewith in the principal amount of $1,400,000 (the "Note") in consideration of a $1,400,000 loan from M&K on December 11, 2000 (the "Loan"); and

     WHEREAS, in order to induce M&K to make the Loan, the Company has agreed to grant a lien on and security interest in all of its assets as collateral security for the due payment and performance of all indebtedness, liabilities and obligations under the Note; and

     WHEREAS, except as to those terms otherwise defined in this Security Agreement, all capitalized terms used herein shall have the respective meanings ascribed to them in the Note.

     NOW, THEREFORE, in consideration of the foregoing, the Company hereby agrees with M&K as follows:

1.   Security Interest.

     To secure the due payment and performance of all indebtedness and other liabilities and obligations, whether now existing or hereafter arising, of the Company to M&K under, arising out of or in any way connected with the Note, and all instruments, agreements and documents executed, issued and delivered pursuant thereto, including, without limitation, this Security Agreement, all hereinafter referred to collectively as the "Obligations," the Company hereby assigns, mortgages, pledges, hypothecates, transfers and sets over to M&K and grants to M&K a lien (subject to the provisions of Section 2 below) upon and security interest in all assets of the Company set forth, referred to, or listed on, Schedule "I" annexed thereto and made a part hereof (all herein after referred to as the "Collateral").

2.   Company's Title; Liens and Encumbrances.

     The Company represents and warrants that it is, or, to the extent that this Security Agreement states that the Collateral is to be acquired after the date hereof, will be, the owner of the Collateral, having good and marketable title thereto, free from any and all liens, security interests, encumbrances and claims, except as set forth on Schedule A hereto.


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3.   Location of Collateral and Records.

     The Company represents and warrants that it has no place of business, offices where the Company's books of account and records are kept, or places where the Collateral is used, stored or located, except as set forth on Schedule II annexed hereto, and covenants that the Company will promptly notify M&K of any change in the foregoing representation. The Company shall at all times maintain its records as to the Collateral at its chief place of business at the address referred to on Schedule II and at none other.

4.   Perfection of Security Interest.

     The Company will join with M&K in executing one or more financing statements pursuant to the Uniform Commercial Code or other notices appropriate under applicable law in form satisfactory to M&K and will pay all filing or recordings costs with respect thereto, and all costs of filing or recording this Security Agreement or any other instrument, agreement or document executed and delivered pursuant hereto or to the Note (including the costs of all Federal, state or local mortgage, documentary, stamp or other taxes), in each case, in all public offices where filing or recording is deemed by M&K to be necessary or desirable. The Company hereby authorizes M&K to take all action (including, without limitation, the filing of any Uniform Commercial Code Financing Statements or amendments thereto without the signature of the Company) which M&K may deem necessary or desirable to perfect or otherwise protect the liens and security interests created hereunder and to obtain the benefits of this Security Agreement.

5.   General Covenants.

     The Company shall:

     a. furnish M&K from time to time at M&K's written request written statements and schedules further identifying and describing the Collateral in such detail as M&K may reasonably require;

     b. advise M&K promptly, in sufficient detail, of any substantial change in the Collateral, and of the occurrence of any event which would have an adverse effect on the value of the Collateral or on M&K's security interest therein; and

     c. promptly execute and deliver to M&K such further deeds, mortgages, assignments, security agreements, financing statements or other instruments, documents, certificates and assurances and take such further action as M&K may from time to time in its reasonable discretion deem necessary to perfect, protect or enforce its security interest in the Collateral or otherwise to effectuate the intent of this Security Agreement and the Note.

     d. The Company will not assign, transfer, sell, lease or otherwise dispose of or abandon any Collateral, nor will The Company suffer or permit any of the same to occur


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with respect to any Collateral, without prior written notice to and consent of
Secured Party, except for the sale or lease from time to time in the ordinary course of business of such items of the Collateral as may constitute inventory;

     e. The Company will use the Collateral for lawful purposes only, with all reasonable care and caution and in conformity with all applicable laws, ordinances and regulations;

     f. The Company will pay M&K for any reasonable and necessary sums, costs, and expenses which M&K may pay or incur pursuant to the provisions of this Agreement or in negotiating, executing, perfecting, amending, defending, protecting or enforcing this Agreement or the security interest granted herein or in enforcing payment of the Obligations or otherwise in connection with the provisions hereof, including but not limited to court costs, collection charges, travel expenses, and reasonable attorneys fees, all of which, together with interest at the highest rate then payable on any of the Obligations, shall be part of the Obligations and be payable on demand;

     g. in its discretion, M&K may, at any time and from time to time, with prior written notice to the Company, assign, transfer or deliver to any transferee of any Obligations, any Collateral, whereupon M&K shall be fully discharged from all responsibility and the transferee shall be vested with all powers and rights of M&K hereunder with respect thereto, but M&K shall retain all rights and powers with respect to any Collateral not assigned, transferred or delivered;

     h. The Company has made, and will continue to make, payment or deposit, or otherwise has provided and will provide for the payment, when due, of all taxes, assessments or contributions or other public or private charges which have been or may be levied or assessed against the Company, whether with respect to any Collateral, to any wages or salaries paid by the Company, or otherwise, and will deliver to Secured Party, on demand, certificates or other evidence satisfactory to M&K attesting thereto, provided, however, that the Company shall not be required to pay and discharge any such tax, assessment, charge, levy or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings and the Company shall set aside on its books adequate reserves with respect to any such tax, assessment, charge, levy or claim so contested;

     i. Upon prior written notice to the Company, M&K shall at all times have free access to and right of inspection of the Collateral and any records pertaining thereto (and the right to make extracts from and to receive from the Company originals or true copies of such records and any papers and instruments relating to any Collateral upon request therefor); and

     j. The Company shall not incur any indebtedness senior to that evidenced by the Note and the Company shall not increase the amount of any Senior Indebtedness (as such term is defined in the Note), in either event without the prior written consent of M&K; provided, however, that the foregoing shall not require the approval of M&K for the Company to incur any "floor plan" or similar financing, which shall be expressly permitted to be incurred by the Company.


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6.   Fixtures.

     It is the intent of the Company and M&K that none of the Collateral is or shall be fixtures, as that term is used or defined in Article 9 of the Uniform Commercial Code, and the Company represents and warrants that it has not made and is not bound by any lease or other agreement which is inconsistent with such intent. Nevertheless, if the Collateral or any part thereof is or is to become attached or affixed to any real estate, the Company will, upon request by M&K, use its best efforts to cause all persons having an interest in the real estate to which the Collateral is attached or affixed to furnish M&K with a disclaimer or subordination, in form satisfactory to M&K, of their interests in the Collateral, and the Company, upon request by M&K, will furnish M&K with the names and addresses of the record owners of, and all other persons having interest in, and a general description of, such real estate.

7. Rights and Remedies on Default. (a) In the event of the occurrence of any Event of Default as defined or specified in the Note, subject to the rights of the holders of the Senior Indebtedness (as such term is defined under the Note), M&K shall at any time thereafter have the right, with advance notice to the Company, as to any or all of the Collateral, by any available judicial procedure, to take possession of the Collateral, and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law.

     (b) M&K may apply the cash proceeds actually received from any sale or other disposition of Collateral to the reasonable expenses of retaking, holding, preparing for sale, selling, leasing and the like, to reasonable attorneys' fees and all legal, travel and other expenses which may be incurred by M&K in attempting to collect the Obligations or enforce this Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement; and then to the Obligations first to accrued and unpaid interest and the unpaid principal under the Note; and the Company shall remain liable and will pay M&K on demand any deficiency remaining after the application of such cash proceeds, together with interest thereon at the highest rate then payable on the Obligations, and the balance of any expenses unpaid, with any surplus to be paid to the Company, subject to any duty of M&K imposed by law to the holder of any subordinate security interest in the Collateral known to Secured Party.

8.   Costs and Expenses.

     Any and all reasonable fees, costs and expenses, of whatever kind or nature, in connection with the filing or recording of financing statements and other documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, insurance premiums, encumbrances or otherwise protecting, maintaining or preserving the Collateral, or the enforcing, foreclosing, collecting, retaking, holding, storing, processing, selling or otherwise realizing upon the Collateral and M&K's security interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions or proceedings arising out of or related to the transactions to which this Security Agreement relates, shall be added to the principal amount of the Obligations and shall bear interest at the rate prescribed in the Note.


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9.   Power of Attorney.

     In the event of the occurrence of an Event of Default under the Note, the Company hereby authorizes M&K and does hereby make, constitute and appoint M&K, and any agent of M&K with full power of substitution, as the Company's true and lawful attorney-in-fact, with power, in its own name or in the name of the Company, to endorse any note, checks, drafts, money orders or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Company; to sign and endorse any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against the Company, assignments, verifications and notices in connection with accounts, and other documents relating to Collateral; to pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral; to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; and, generally, to do, at the Company's option and at the Company's expense, at any time, or from time to time, all acts and things which M&K deems reasonably necessary to protect, preserve and realize upon the Collateral and M&K's security interest therein in order to effect the intent of this Security Agreement and the Note all as fully and effectually as the Company might or could do; and the Company hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable for the term of this Security Agreement and thereafter as long as any of the Obligations shall be outstanding.

10.  Notices.

     Any notices required or permitted to be sent hereunder shall be delivered personally or by an overnight courier service or mailed via certified mail, return receipt requested to a party at the address set forth at the beginning of this Security Agreement or such other address as any party hereto designates by written notice to the other, and shall be deemed to have been given upon delivery, if delivered personally or by overnight courier service, with receipt acknowledged or three business days after mailing, if mailed in accordance with the foregoing provisions.

11.  Miscellaneous.

     a. Beyond the safe custody thereof, M&K shall have no duty as to the collection of any Collateral in its possession or control or in the possession or control of any agent or nominee of M&K, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

     b. No course of dealing between the Company and M&K, nor any failure to exercise, nor any delay in exercising, on the part of M&K, any right, power or privilege hereunder or under the Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.


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     c. All of M&K's rights and remedies with respect to the Collateral, whether established hereby, by the Note or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

     d. The provisions of this Security Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Security Agreement in any jurisdiction.

     e. This Security Agreement is subject to modification only by a writing signed by the parties.

     f. The benefits and burdens of this Security Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties; provided however, that the rights and obligations of the Company under this Security Agreement shall not be assigned or delegated without the prior written consent of M&K, and any purported assignment or delegation without such consent shall be void.

12.  Term of Agreement.

     The term of this Security Agreement shall commence on the date hereof and this Security Agreement shall continue in full force and effect, and be binding upon the Company, until all of the Obligations have been fully paid and performed and such payment and performance has been acknowledged in writing by M&K, whereupon this Security Agreement shall terminate.

13.  Governing Law.

     This Security Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York. The parties hereby: (i) in any legal proceeding brought in connection with this Agreement or the transactions contemplated hereby, irrevocably submit to the nonexclusive in personam jurisdiction of (A) any state or Federal court of competent jurisdiction sitting in the State of New York, County of New York or (B) in the event that any party is a defendant in any legal proceeding in which it seeks to join the other as a third party defendant, then, any state or Federal court in which such proceeding has properly been brought, and consent to suit therein; and (ii) waive any objection they or it may now or hereafter have to the venue of such proceeding in any such court or that such proceeding was brought in an inconvenient court.

14. WAIVER OF TRIAL BY JURY, ETC. (a) THE COMPANY HEREBY IRREVOCABLY WAIVES, IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING, (I) TRIAL BY JURY, (II) ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING


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IN SUCH RESPECTIVE JURISDICTIONS AND (III) THE RIGHT TO INTERPOSE ANY SETOFF,
NON-COMPULSORY COUNTERCLAIM OR CROSS-CLAIM.

     (b) THE COMPANY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY CERTIFIED MAIL, POSTAGE PREPAID, TO THE COMPANY AT ITS ADDRESS DETERMINED PURSUANT TO SECTION 10 HEREOF. NOTHING HEREIN SHALL AFFECT THE RIGHT OF M&K TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.


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     IN WITNESS WHEREOF, the parties have caused these presents to be duly executed and delivered the day and year first above written.

                                       THE MAJOR AUTOMOTIVE COMPANIES, INC.

                                       By:
                                       Bruce Bendell
                                       President, Chief Executive Officer and
                                       Acting Chief Financial Officer


                                       M&K EQUITIES LIMITED

                                       By:
                                       Jeff Weiner, President


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                                   SCHEDULE I

All of the Company's right, title and interest in, under and to the following (collectively, the "Collateral"):

(A) Accounts Receivable, including (i) all of the Company's present and future accounts, contract rights, general intangibles, chattel paper and instruments, as such terms are defined in the Uniform Commercial Code, (ii) all of the Company's right, title and interest, and all or any of the Company's rights, remedies, security and liens, in, to and in respect of any Accounts Receivable, including, without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, guaranties or other contracts of suretyship with respect to Accounts Receivable, deposits or other security for the obligation of any account the Company, and credit and other insurance and (iii) all of any of the Company's right, title and interest in, to and in respect of all goods relating to, or which by sale have resulted in, Accounts Receivable, including, without limitation, all goods described in invoices or other documents or instruments with respect to, or otherwise representing or evidencing, any Account Receivable, and all returned, reclaimed or repossessed goods; (B) Documents, including all instruments, files, records, ledger sheets and documents covering or relating to any of the Collateral; (C) Equipment, including all of the Company's machinery, equipment, vehicles that are owned by the Company, furniture and fixtures and all attachments, accessories and equipment now or hereafter owned or acquired in the Company's business or used in connection therewith, and all substitutions and replacement thereof, wherever located, whether now owned or hereafter acquired by the Company; (D) General Intangibles, including all of the Company's present and future general intangibles of every kind and description, including (without limitation) copyrights, trade names and trademarks and the goodwill of the business symbolized thereby, and Federal, State and local tax refund claims of all kinds due to the Company; (E) Inventory, including all raw materials, work in process, finished goods, and all other inventory (as defined in the Uniform Commercial
Code) of whatsoever kind or nature, and all wrapping, packaging, advertising and shipping materials, and any documents relating thereto, and all labels and other devices, names or marks affixed or to be affixed hereto for purposes of selling or of identifying the same or the seller or manufacturer thereof and all of the Company's right, title and interest therein and thereto, wherever located, whether now owned or hereafter acquired by the Company; (F) Proceeds, including any consideration received from the sale, exchange, lease or other disposition of any asset or property which constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft or other involuntary conversion of whatever nature of any asset or property which constitutes Collateral, and shall include, without limitation, all cash and negotiable instruments received or held by the Company pursuant to any lockbox or similar arrangement relating to the payment of Accounts Receivable; and (G) Capital Stock of the Debtor, warrants, options and other rights to acquire capital stock of all subsidiaries and affiliates of the Company.


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                                   SCHEDULE II

CHIEF PLACE OF BUSINESS OF FIDELITY HOLDINGS, INC. AND LOCATION OF COLLATERAL:

FIDELITY HOLDINGS, INC.
43-40 Northern Boulevard
Long Island City, New York 11101


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                                   Schedule A

                                Prior Lienholders

Zvi Barak and Sarah Barak
Fujitsu Business Comm Systems
Mazda American Credit
Marine Midland Bank (HSBC Bank)


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